Exhibit 99.1

Advantage Solutions Inc. Announces Early Results of Previously Announced Exchange Offer and Consent Solicitation

Holders of greater than 99% of the aggregate principal amount of the Existing Notes have already tendered and delivered their consents.

Holders of greater than 99% of the aggregate principal amount of the Existing Term Loans have already agreed to participate in the Term Loans Transactions.

ST. LOUIS – February 24, 2026 – Advantage Solutions Inc. (NASDAQ: ADV) (“Advantage Solutions”), a leading provider of business solutions to consumer goods manufacturers and retailers, today announced the early results of the previously announced exchange offer (the “Exchange Offer”) by its indirect subsidiary Advantage Sales & Marketing Inc. (the “Company”) to exchange any and all of the Company’s outstanding 6.50% Senior Secured Notes due 2028 (the “Existing Notes”) for a combination of the Company’s newly issued 9.000% Senior Secured Notes due 2030 (the “New Notes”) and cash, and a related consent solicitation (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”) to eliminate substantially all of the affirmative and negative covenants, mandatory offers to purchase, change of control provisions and events of default provisions, and remove certain other provisions contained in the Existing Notes Indenture (the “Proposed Amendments”), to terminate the guarantees provided by the subsidiary guarantors of the Existing Notes (the “Guarantor Release”) and to release all of the collateral securing the Existing Notes (the “Collateral Release”). The Exchange Offer and Consent Solicitation are being made pursuant to, and subject to the terms and conditions set forth in, the Confidential Offering Memorandum and Consent Solicitation Statement, dated February 9, 2026 (the “Offering Memorandum”).

Early Tender Date

As of 5:00 p.m. (New York City time) on February 23, 2026 (the “Early Tender Date”), based on information provided by Global Bondholder Services Corporation (“GBSC”), the exchange agent and information agent for the Exchange Offer and Consent Solicitation, holders had validly tendered (and not validly withdrawn) $589,883,000 aggregate principal amount of Existing Notes, representing greater than 99% of the total principal amount of Existing Notes outstanding (the “Tendered Notes”), and delivered their related consents to the Proposed Amendments, Guarantor Release and Collateral Release. Accordingly, the requisite consents to the Proposed Amendments, Guarantor Release and Collateral Release have been obtained. Further detail on the Tendered Notes is provided in the table below:

Title of Existing Notes Tendered	CUSIP/ISIN(1)	Aggregate Principal Amount of Existing Notes Outstanding	Aggregate Principal Amount of Existing Notes Tendered at Early Tender Date	Percent Tendered of Aggregate Principal Amount of Existing Notes Outstanding(2)
6.50% Senior Secured Notes due 2028	Rule 144A: 00775P AA5 / US00775PAA57	$595,087,000	$589,883,000	99.13%
	Reg. S: U0081P AA1 / USU0081PAA13
	IAI: 00775P AB3 / US00775PAB31

(1)

No representation is made as to the correctness or accuracy of the CUSIP and ISIN numbers listed above or printed on the Existing Notes. Such CUSIP and ISIN numbers are provided solely for the convenience of holders of the Existing Notes.

(2)	Also reflects the amount of consents validly delivered and not validly withdrawn.

The withdrawal deadline for the Exchange Offer and Consent Solicitation occurred at 5:00 p.m. (New York City time) on February 23, 2026 (the “Withdrawal Deadline”) and is not being extended by the Company. As a result, the Tendered Notes and related consents may no longer be withdrawn, except in the limited circumstances described in the Offering Memorandum. Following the Withdrawal Deadline, the Company, the guarantors of the Existing Notes and the trustee and collateral agent under the Existing Notes Indenture entered into a supplemental indenture to give effect to the Proposed Amendments, the Guarantor Release and the Collateral Release. The Proposed Amendments, the Guarantor Release and the Collateral Release are expected to become operative upon the settlement of the Exchange Offer and Consent Solicitation. The settlement date is expected to occur on March 11, 2026 (the “Settlement Date”), which is promptly after the Expiration Date (as defined below).

Holders of Tendered Notes are eligible to receive, for each $1,000 principal amount of Existing Notes validly tendered for exchange, $946.77 in aggregate principal amount of New Notes and $74.06 in cash (the “Total Consideration”). Holders who validly tender their Existing Notes and deliver their related consents after the Early Tender Date and at, or prior to, 5:00 p.m. (New York City time) on March 9, 2026 (the “Expiration Date”) will be eligible to receive, for each $1,000 principal amount of Existing Notes validly tendered for exchange, $925.94 in aggregate principal amount of New Notes and $74.06 in cash (the “Exchange Price”). In addition to the Exchange Price or the Total Consideration, as applicable, the Company will pay tendering holders an amount in cash equal to the accrued and unpaid interest on the Existing Notes accepted in the Exchange Offer from the latest interest payment date on which interest was paid to, but not including, the Settlement Date. No tenders will be valid if submitted after the Expiration Date.

The Exchange Offer and Consent Solicitation are subject to the satisfaction or waiver of certain conditions set forth in the Offering Memorandum, including, among other things, holders of at least 99% in aggregate principal amount of Existing Notes outstanding validly tendering (and not validly withdrawing) their Existing Notes on or prior to the Expiration Date, which condition has been met as of the Early Tender Date. Subject to certain exceptions, the Company expressly reserves the right to waive any condition, amend the Exchange Offer and Consent Solicitation in any respect, and terminate the Exchange Offer and Consent Solicitation if any of the conditions of the Exchange Offer and Consent Solicitation are not satisfied by the Expiration Date.

Existing Term Loans

Concurrently with the Exchange Offer and Consent Solicitation, the Company is also conducting (i) a solicitation of consents from the lenders under the Company’s term loan facility (the “Existing Term Loan Facility”) outstanding under the First Lien Credit Agreement, dated as of October 28, 2020, by and among the Company, Karman Intermediate Corp., the guarantors party thereto, each lender from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified from time to time, the “Existing First Lien Credit Agreement”) to adopt certain proposed amendments to the Existing First Lien Credit Agreement and (ii) an offer to lenders under the Existing Term Loan Facility to prepay their Existing Term Loans in exchange for new term loans under a new term loan facility and certain cash consideration (clauses (i) and (ii) together, the “Term Loans Transactions”). As of the date hereof, lenders representing greater than 99% in aggregate principal amount of such Existing Term Loans have agreed to support and participate in the Term Loans Transactions, on the terms and subject to the conditions set forth in that certain Transaction Support Agreement, dated as of February 6, 2026, by and among the Company, certain subsidiaries of Advantage Solutions and certain holders of the Existing Notes and certain lenders under the Existing Term Loan Facility filed with the Securities and Exchange Commission (the “SEC”) on Form 8-K on February 9, 2026.

General

The Exchange Offer and Consent Solicitation are being made, and the New Notes are being offered and issued, pursuant to an exemption from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the SEC promulgated thereunder, and are also not being registered under any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons (as defined below) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offer and Consent Solicitation will only be made, and the New Notes are only being offered and issued, to holders of Existing Notes who are (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act, (b) institutional accredited investors, as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or (c) not “U.S. persons,” as defined in Rule 902 under the Securities Act and are in compliance with Regulation S under the Securities Act (such holders, the “Eligible Holders”), and only Eligible Holders who have completed and returned the eligibility letter are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offer and Consent Solicitation. The eligibility certification is available electronically at: https://gbsc-usa.com/eligibility/advantage.

None of Advantage Solutions, the Company, GBSC or the trustee or collateral agent for the Existing Notes or New Notes, or any of their affiliates, makes any recommendation as to whether holders of Existing Notes should tender or refrain from tendering all or any portion of the principal amount of their Existing Notes for New Notes in the Exchange Offer or deliver their related consents. No one has been authorized by any of them to make such a recommendation. Holders must make their own decision whether to tender Existing Notes in the Exchange Offer and deliver the related consents and, if so, the amount of Existing Notes to tender.

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

The Exchange and Information Agent

Only Eligible Holders may receive a copy of the Offering Memorandum and participate in the Exchange Offer and Consent Solicitation. The Company has engaged GBSC to act as exchange agent and information agent for the Exchange Offer and Consent Solicitation. Questions concerning the Exchange Offer or Consent Solicitation, or requests for additional copies of the Offering Memorandum or other related documents, may be directed to Corporate Actions by telephone at (855) 654-2015 (U.S. toll-free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com. Eligible Holders should also consult their broker, dealer, commercial bank, trust company or other institution for assistance concerning the Exchange Offer and Consent Solicitation.

About Advantage Solutions Inc.

Advantage Solutions is the leading omnichannel retail solutions agency in North America, uniquely positioned at the intersection of consumer-packaged goods brands and retailers. With its data- and technology-powered services, Advantage Solutions leverages its unparalleled insights, expertise, and scale to help brands and retailers of all sizes generate demand and get products into the hands of consumers, wherever they shop. Whether it’s creating meaningful moments and experiences in-store and online, optimizing assortment and merchandising, or accelerating e-commerce and digital capabilities, Advantage Solutions is the trusted partner that keeps commerce and life moving. Advantage Solutions has offices throughout North America and strategic investments and owned operations in select international markets.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements that are based on current expectations, estimates, forecasts and projections about Advantage Solutions, Advantage Solutions’ future performance, Advantage Solutions’ business, Advantage Solutions’ beliefs and Advantage Solutions’ management’s assumptions. They also include statements regarding Advantage Solutions’ intentions, beliefs, or current expectations concerning, among other things, the Exchange Offer and Consent Solicitation and the issuance of the New Notes, the Settlement Date, and other information that is not historical information. Words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain such terms. These statements are not guarantees of future performance, and they involve certain risks, uncertainties and assumptions that are difficult to predict. Advantage Solutions has based its forward-looking statements on its management’s beliefs and assumptions based on information available to Advantage Solutions’ management at the time the statements are made. Advantage Solutions cautions you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by its forward-looking statements. More information regarding these risks and uncertainties and other important factors that could cause actual results to differ materially from those in the forward-looking statements is set forth in “Risk Factors” of Advantage Solutions’ Annual Report on Form 10-K for the year ended December 31, 2024. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, Advantage Solutions does not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Investor Contact: investorrelations@youradv.com

Media Contact: Advantage Solutions Corporate Communications | press@youradv.com